UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2008

TYPHOON TOUCH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-52130	20-3387991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700-7th Ave, Suite 2100, PMB 134, Seattle Washington		98101
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		206-407-2538

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry Into a Material Definitive Agreement.

On July  1 , 2008, Typhoon Touch Technologies, Inc. (the "Registrant") entered into a Purchase Agreement with several of its existing stockholders holding common stock in the Registrant (the "Investors") pursuant to which the Registrant agreed to sell, and the Investors agreed to purchase, 2,593,350 in shares of Series A Preferred Stock (the "Preferred Stock") in exchange for return to treasury of  25,933,500 shares of common stock of the Registrant,

The following summarizes the terms of the Preferred Stock we issued:

Each share of Preferred Stock shall be entitled as a group to participate in approximately 40% of net profits received from the licensing or in actions taken on any infringements of Typhoon's touch screen patents. The Preferred Stock will vote together as a single class and will not vote with the stockholders of common stock of the Registrant on any matters presented to the stockholders, except as otherwise required by law.

In the event of any liquidation, dissolution, or winding up of the Registrant, either voluntary or involuntary, all stockholders shall participate pari passu in the distribution of any of the assets or surplus funds of the Registrant in accordance with the number of shares of common stock held by them up to $10 per share. The Registrant must obtain the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Preferred Stock, in order amend the Certificate of Designation, if such action would adversely alter or change the preferences, rights, privileges, or powers of, or restrictions provided for the benefit of, the Preferred Stock.

This summary description of the Preferred Stock not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation filed as Exhibit 3(i)(b) of the Form 8K filed with the SEC on May 28, 2008.

Item 2.01 Completion of Acquisition or Disposition of Assets

Asset Purchase Agreement dated April 29, 2008 to sell the Music Business assets of the Registrant closed.

Date of completion of the transaction: July 1, 2008

Brief description of the assets involved: The Registrant agreed to sell 100% of the assets associated with the music portal and music download kiosks forming the "music business" of the Registrant to Typhoon Ventures, Inc. and James G. Shepard, (the "Sale").

Identity of the person(s) from whom the assets were acquired or to whom they were sold and the nature of any material relationship: The Registrant sold its music business assets to James G. Shepard and a newly formed company wholly owned by Mr. Shepard called Typhoon Ventures.  Mr. Shepard is the Registrant's President and Chief Executive Officer.  Prior to the close of this transaction, Mr. Shepard held approximately 58% of the shares of the Registrant’s common stock.

Nature and amount of consideration given by Purchasers: The Purchaser returned to treasury of the Registrant 36,000,000 shares of common stock of the Registrant and assumed all liabilities associated with the music business as full consideration for the assets forming the music business of the Registrant.

A copy of the Asset Purchase Agreement was filed as Exhibit A of the Management Proxy Statement of the Registrant filed with the SEC on April 30, 2008 is incorporated herein by reference. The Asset Purchase Agreement and the parties are described in more detail in the Notice of Meeting and Management Proxy Statement of the Registrant dated April 29, 2008 filed on as Definitive Form 14A Proxy Statement with the SEC on April 29, 2008.

 Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The investors met the accredited investor definition of Rule 501 of the Securities Act of 1933 ("Securities Act"). The Preferred Stock was issued pursuant to Sections 3(a)(9) and 18(b)(4)(C) of the Securities Act and in a private placement under Section 4(2) of the Securities Act and/or Rule 506 of Regulation D and/or under Regulation S under the Securities Act.

The issuance of shares completed pursuant to Rule 903 of Regulation S of the Securities Act on the basis that the sale of the shares was completed in an offshore transaction, as defined in Rule 902(h) of Regulation S. The Registrant did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the shares. Each investor represented to us that it was not a U.S. person, as defined in Regulation S, and that is did not acquire the shares for the account or benefit of a U.S.

person. The purchase agreement executed between us and the investors included statements that the securities had not been registered pursuant to the Securities Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Securities Act or pursuant to an exemption from the Securities Act. Each investor agreed by execution of the purchase agreement (i) to resell the securities acquired only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration under the Securities Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration under the Securities Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Securities Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Securities Act and could not be resold without registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering. Pursuant to Section 3(a)(9) of the Securities Act, the securities being offered have not been, and will not be, registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. No person will receive a commission or other compensation directly or indirectly in connection with this transaction. The exchange is of securities only. The exchange is with existing security holders only.  The Registrant received the common stock surrendered from its stockholders and has issued the Preferred stock received by all exchanging stockholders.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Articles of Incorporation – Forward Split

On June 27, 2008, the Registrant filed with the Secretary of State of Nevada a Certificate of Amendment (the "Certificate of Amendment"). The Certificate of Amendment was filed to affect a one hundred-for-one forward split ("Forward Split") of the issued and outstanding shares of common stock of the Registrant ("Existing Common"). On July 7, 2008 (the "Effective Date" of the Forward Split) each one share of Existing Common issued and outstanding immediately prior to the Effective Date will be reclassified as, and exchanged for, one hundred shares of newly issued common stock of the Registrant ("New Common").

The Forward Split will occur on the Effective Date without any further action on the part of stockholders of the Registrant and without regard to the date or dates on which certificates representing shares of Existing Common actually are surrendered by each holder thereof for certificates representing the number of shares of the New Common which each such stockholder is entitled to receive as a consequence of the Forward Split. After the Effective Date of the Forward Split, each certificate representing shares of Existing Common will be deemed to represent one hundred shares of New Common. Certificates representing shares of New Common will be issued in due course as old certificates are tendered for exchange or transfer to the transfer agent of the Registrant.

The majority stockholders of the Registrant at a special meeting held on May 20, 2008, provided authority to the to the Board of Directors to effect a forward stock split of the issued and outstanding common stock at any time until April 30, 2009 at a specific ratio on the basis of up to one hundred post-split shares for each one pre-split share such exact ratio to be determined by the Board of Directors in its sole discretion, subject to such stock split not exceeding the authorized capital of Typhoon.

The Forward Split will not materially affect the proportionate equity interest in the Registrant of any holder of Existing Common or the relative rights, preferences, privileges or priorities of any such stockholder. As a result of the forward split, the Registrant will have 14,650,000 shares of common stock issued and outstanding.

The Registrant's Certificate of Amendment to its Certificate of Incorporation reflecting the forward split is attached as an exhibit 3.1 to this Form 8-K and is incorporated in its entirety by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.   N/A

(b) Pro forma financial information.   N/A

(c) Exhibits.

As described in Item 8.02 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3(i)(a)	Certificate of Amendment
3(i)(b)	Certificate of Designation(1)
10.1	Asset Purchase Agreement dated April 29, 2008(2)

Notes: (1) Incorporated by reference from Registrant’s Form 8-K dated May 29, 2008
            (2) Incorporated by reference from Registrant’s Proxy Statement dated and filed April 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THE REGISTRANT

By:

/s/ James G. Shepard
_________________________________
James G. Shepard
President, Chief Executive Officer and Director
and a Member of the Board of Directors

Dated: July 3, 2008